UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2005

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

1-8246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  Other Events.

Item 8.01 Other Events.

On September 9, 2005 Southwestern Energy Company issued a press release announcing the Company's intention to offer common stock under its shelf registration statement.  This press release is being filed as Exhibit 99.1.  Additionally, Southwestern Energy Company issued a second press release announcing an increase in capital expenditures subject to the proposed common stock offering and updating its production guidance for 2005.  This press release is being filed as Exhibit 99.2.

SECTION 9.  Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated September 9, 2005 announcing the Company's intention to offer common stock under its shelf registration statement.
99.2	Press release dated September 9, 2005 announcing an increase in capital expenditures subject to the proposed common stock offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: September 9, 2005	By:	/s/ GREG D. KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated September 9, 2005 announcing the Company's intention to offer common stock under its shelf registration statement.
99.2	Press release dated September 9, 2005 announcing an increase in capital expenditures subject to the proposed common stock offering.